Fees Summary	Apr. 10, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	4,758.6
Total Transaction Valuation	34,457,632.01
Total Offset Amount	0
Net Fee	$ 4,758.6
Offset Table N/A	N/A